UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BioSig Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

55 Greens Farms Road

Westport, Connecticut 06880

(203) 409-5444

November 3, 2023

Dear Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of BioSig Technologies, Inc. to be held at 10:00 a.m., Eastern Time, on December 18, 2023, at our headquarters located at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880.

To facilitate an orderly meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at 203-409-5444 ext. 117 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on December 15, 2023, and to arrive at the meeting no later than 9:30 a.m., Eastern Time.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about November 3, 2023, rather than a paper copy of the Proxy Statement, the proxy card and our 2022 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2022. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Kenneth L. Londoner

Kenneth L. Londoner

Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 18, 2023:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2022 Annual Report to Stockholders are available at:

www.proxyvote.com

BIOSIG TECHNOLOGIES, INC.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 18, 2023

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of BioSig Technologies, Inc., a Delaware corporation (the “Company”), will be held on December 18, 2023, at 10:00 a.m. Eastern Time, at our headquarters at 55 Greens Farms Road, 1st Floor, Westport, Connecticut. We will consider and act on the following items of business at the Annual Meeting:

(1)

A proposal to elect of seven directors to serve as directors on our Board of Directors (the “Board”) until our 2024 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, for which Kenneth L. Londoner, David Weild IV, Patrick J Gallagher, Donald E. Foley, James J. Barry, Frederick D. Hrkac and James L. Klein are the nominees (Proposal 1);

(2)

A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, with the exact exchange ratio and timing to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”) (Proposal 2);

(3)

A proposal to approve the First Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 3,500,000, to a total of 8,765,945 shares (the “Plan Amendment Proposal”) (Proposal 3);

(4)

A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”) (Proposal 4); and

(5)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the election of the nominees as directors (Proposal 1), “FOR” the approval of the Reverse Stock Split Proposal (Proposal 2), “FOR” the approval of the Plan Amendment Proposal (Proposal 3), and “FOR” the approval of the Auditor Ratification Proposal (Proposal 4).

The Board has fixed the close of business on October 31, 2023, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our Common Stock and Series C Convertible Preferred Stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to the Annual Meeting.

To facilitate an orderly meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at 203-409-5444 ext. 117 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on December 15, 2023, and to arrive at the meeting no later than 9:30 a.m., Eastern Time.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

/s/ Kenneth L. Londoner

Kenneth L. Londoner

Chairman and Chief Executive Officer

November 3, 2023

BIOSIG TECHNOLOGIES, INC.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 18, 2023

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” “the Company,” or “BioSig” refer to BioSig Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share (the “Common Stock”), and our Series C Convertible Preferred Stock (the “Series C Preferred Stock”) entitled to vote at the 2023 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of BioSig to be voted at the Annual Meeting to be held on December 18, 2023, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated November 3, 2023 and are expected to be first sent or given to stockholders on or about November 3, 2023.

The executive offices of the Company are located at, and the mailing address of the Company is 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 18, 2023:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our 2022 Annual Report available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about November 3, 2023, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about November 3, 2023, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method of accessing the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about November 3, 2023, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)

A proposal to elect of seven directors to serve as directors on our Board of Directors (the “Board”) until our 2024 Annual Meeting of Stockholders or until their successors have been duly elected and qualified, for which Kenneth L. Londoner, David Weild IV, Patrick J Gallagher, Donald E. Foley, James J. Barry, Frederick D. Hrkac and James L. Klein are the nominees (Proposal 1);

(2)

A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, with the exact exchange ratio and timing to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”) (Proposal 2);

(3)

A proposal to approve the First Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 3,500,000, to a total of 8,765,945 shares (the “Plan Amendment Proposal”) (Proposal 3);

(4)

A proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”) (Proposal 4); and

(5)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 31, 2023 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 81,110,643 shares of Common Stock were issued and outstanding. On the Record Date, 105 shares of Series C Preferred Stock were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 653,778 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock and the Series C Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Annual Meeting, Common Stock and Series C Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series C Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series C Preferred Stock. Holders of our Common Stock and Series C Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then either (i) chairperson of the meeting or (ii) the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Neither Proposal 1 nor Proposal 3 is considered a “routine matter.” In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1 or 3. Proposal 2 and Proposal 4 are considered “routine” matters. Therefore, if you do not provide voting instructions to your broker regarding these proposals, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

•

Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on December 17, 2023.

•

Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on December 17, 2023.

•

Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Kenneth L. Londoner and Steven Chaussy to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Kenneth L. Londoner, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the election of the nominees as directors (Proposal 1), stockholders may vote for the director nominees or may withhold their votes as to one or more director nominees. With respect to each of the Reverse Stock Split Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), and the Auditor Ratification Proposal (Proposal 4), stockholders may vote for the proposal, vote against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominees as directors.

Proposal 2—FOR the approval of the Reverse Stock Split Proposal.

Proposal 3—FOR the approval of the Plan Amendment Proposal.

Proposal 4—FOR the Auditor Ratification Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominees as directors.

Proposal 2—FOR the Reverse Stock Split Proposal.

Proposal 3—FOR the Plan Amendment Proposal.

Proposal 4—FOR the Auditor Ratification Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•

Giving written notice of revocation to the Company addressed to Lora Mikolaitis, VP, Administration, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on December 15, 2023.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, a plurality of the votes cast at the Annual Meeting is required for the election of the nominees as directors, i.e., the seven director nominees who receive the most votes will be elected.

Assuming the presence of a quorum, the approval of the Reverse Stock Split Proposal (Proposal 2) will require votes cast for such proposal to exceed the votes cast against such proposal at the Annual Meeting by the stockholders entitled to vote thereon.

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 3) will require a majority of the total votes cast on the proposal on such proposal at the Annual Meeting.

Assuming the presence of a quorum, the approval of the Auditor Ratification Proposal (Proposal 4) will require the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal at the Annual Meeting.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1), the Reverse Stock Split Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3) or the Auditor Ratification Proposal (Proposal 4).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining whether a quorum is present at the meeting. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the Reverse Stock Split Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3) or the Auditor Ratification Proposal (Proposal 4).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the Notice of Internet Availability or proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice of Internet Availability or proxy materials in the future, he or she may contact our Secretary at our corporate offices at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880 or (203) 409-5444. Eligible stockholders of record receiving multiple copies of our Notice of Internet Availability or proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting the Company at the above address and phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability or proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address and phone number set forth above.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Lora Mikolaitis, our VP, Administration, at (203) 409-5444 ext. 117.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board currently is comprised of seven directors. The Board believes seven is an appropriate size for a company with its market capitalization.

Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Kenneth L. Londoner	56
David Weild IV	66
Patrick J. Gallagher	58
Donald E. Foley	72
James J. Barry, PhD	64
Frederick D. Hrkac	58
James L. Klein	58

If elected, respectively, the Company Nominees will serve until our 2024 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Our Board believes that all of our current directors, including the seven nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

The biographies of the Company Nominees are as follows:

Kenneth L. Londoner. Mr. Londoner has served as our director since February 2009, as our executive chairman since November 2013 and our chief executive officer since July 2017. He previously served as our chairman and chief executive officer from February 2009 to September 2013. Mr. Londoner served as the chief executive officer and president of ViralClear Pharmaceuticals, Inc., a majority-owned subsidiary of the Company (“ViralClear”) from November 2018 through April 2020 and again since October 2020; and served as ViralClear’s chairman of the board of directors from July 2019 through April 2020 and again since October 2020. Mr. Londoner has been serving as ViralClear’s director since November 2018. Mr. Londoner has served as the managing partner of Endicott Management Partners, LLC, a firm dedicated to assisting emerging growth companies in their corporate development since February 2010. From April 2007 to October 2009, he served as executive vice president – corporate business development and senior director of business development and, from November 2009 to December 2010, he served as a consultant to NewCardio, Inc., a medical device designer and developer. Mr. Londoner also served as a director of chatAND Inc. from January 2012 to April 2015. Mr. Londoner is a co-founder and board member of Safe Ports Holdings, Charleston, South Carolina. Mr. Londoner also served as a director of MedClean Technologies, Inc. from November 2008 to September 2010. Mr. Londoner was an investment officer and co-manager of the Seligman Growth Fund, Seligman Capital Fund, and approximately $2 billion of pension assets at J & W Seligman & Co, Inc. in New York from 1991 to 1997. Mr. Londoner graduated from Lafayette College in 1989 with a degree in economics and finance and received his MBA from New York University’s Leonard N. Stern School of Business in 1994. We believe that Mr. Londoner’s extensive experience in financial and venture capital matters, as well as his intimate knowledge of our company as its co-founder make him an asset to our Board.

David Weild IV. Mr. Weild has served as a director since May 2015. Mr. Weild is founder, chairman and chief executive officer of Weild & Co., Inc., an Inc. 5000 Company and parent company of the investment banking firm Weild Capital, LLC. Prior to Weild & Co., Mr. Weild was vice chairman of Nasdaq, president of PrudentialFinancial.com and head of corporate finance and equity capital markets at Prudential Securities, Inc. Mr. Weild holds an M.B.A. from the Stern School of Business and a B.A. from Wesleyan University. Mr. Weild is currently on the board of Scopus BioPharma and INX, LTD and previously served on the board of PAVmed. From September 2010 to June 2011, Mr. Weild served on the board of Helium.com, until it was acquired by R.R. Donnelly & Sons Co. Since 2003, Mr. Weild was a director and then chairman of the board of the 9-11 charity Tuesday’s Children. He continues to be involved as chairman emeritus. Mr. Weild brings extensive financial, economic, stock exchange, capital markets, and small company expertise to our Board gained throughout his career on Wall Street. He is a recognized expert in capital markets and has spoken at the White House, Congress, the SEC, Organisation for Economic Co-operation and Development and the G-20 on how market structure can be bettered to improve capital formation and economic growth. We believe that Mr. Weild’s expertise in management and capital markets qualifies him to serve on our Board.

Patrick J. Gallagher. Mr. Gallagher has served as our director since July 2014. Mr. Gallagher, MBA, CFA, is an accomplished capital markets executive, advisor, and investor with a distinguished record of success in both the public and private markets. He has nearly 30 years of experience on Wall Street and extensive expertise in alternative investments, capital markets, and marketing. Since September 2014, Mr. Gallagher has served as senior managing director and head of healthcare sales at Laidlaw & Co. (UK) Ltd. Further, he is a managing partner at Laidlaw Venture Partners where his roles include portfolio product, technology and company identification for investment as well as providing strategic and operational direction for companies across the entire portfolio. Since January 2018 Mr. Gallagher has served as chief executive officer of Voltron Therapeutics, Inc., a biopharmaceutical firm focused on developing and optimizing a novel Self Assembling Vaccine technology in a variety of indications, including in oncology and emerging infectious diseases. In September 2017, he was appointed chief executive officer of PD Theranostics, Inc., a predictive diagnostic technology company focused on refining, expanding, and integrating the data various imaging modalities can provide, greatly enhancing the current morphological assessment of tissue samples and subsequent clinical decisions. Additional roles include vice president of business development and investor relations for Kinex Pharmaceuticals (now Athenex), an oncology company, from September 2012 to October 2013; the board of directors of Cingulate Therapeutics, a clinical stage biopharmaceutical company focused on innovative new products for ADHD, since May 2012; and the board of directors of Algorithm Sciences, a company focused on rare cardiovascular diseases, since June 2019. Mr. Gallagher has also served on the board of directors of Evermore Global Advisors, a global money manager, since May 2015. In November 2010, he was appointed by broker Concept Capital, a division of Sanders Morris Harris, as a managing director and the head of institutional sales. In 2001, Mr. Gallagher co-founded BDR Research Group, LLC, an independent sell-side research firm specializing in healthcare investing, financing and operations, and served as its chief executive officer until November 2010. Prior to 2001, he held various sales positions at investment and research firms Kidder Peabody, PaineWebber and New Vernon Associates. Mr. Gallagher is a CFA charter holder, received his MBA from Pennsylvania State University and holds a B.S. degree in finance from the University of Vermont. We believe that Mr. Gallagher’s experience in capital markets and marketing, with extensive expertise concentrated in the life sciences space, make him a valuable resource on our Board.

Donald E. Foley. Mr. Foley has served as our director since October 2015. Mr. Foley was chairman of the board and chief executive officer of Wilmington Trust Corporation from 2010-2011. Prior to Wilmington Trust Corporation, Mr. Foley was senior vice president, treasurer and director of tax for ITT Corporation, a supplier of advanced technology products and services. Prior experiences include executive positions with International Paper Company, Mobil Corporation and General Electric Company. Mr. Foley currently serves on the board of directors of Equitable EQAT and Wilmington Trust Mutual Fund Complexes. Mr. Foley also served on the boards of directors of M&T Corporation from 2011-2012 and of Wilmington Trust Company, Wilmington Funds, and Wilmington Trust Corporation from 2007-2011. In addition, Mr. Foley serves as chairman of the board of trustees of the Burke Rehabilitation Hospital and Burke Medical Research Institute, as well as the W. Burke Foundation since 2009 during which time the Hospital merged with the MonteFiore Hospital System. Mr. Foley served as an advisory board member of M&T Corporation Trust and Investment Committee, Goldman Sachs Asset Management Groups and Northern Trust Company. Mr. Foley holds an M.B.A. from New York University, and a B.A. from Union College where he had served as a trustee, and as chairman of the President’s Council. He also served as a trustee of the Covent of the Sacred Heart; and currently serves as a trustee at the Sacred Heart Network of schools and chairman of the board at New Beginning Family Academy, a charter school in Bridgeport, CT. Mr. Foley brings extensive financial, economic, capital markets and executive leadership expertise to our Board gained through his successful career on Wall Street and the Fortune 500. We believe that Mr. Foley’s experience in the technology industry qualifies him to serve on our Board.

James J. Barry, Ph.D. Dr. Barry has served as our director since September 2021. Dr. Barry has more than 30 years of experience in the medical device industry as an executive and corporate board director. He is currently the Principal Owner at Convergent Biomedical Group LLC since January 2011, a company providing advisory services to the life sciences industry. Prior to Convergent, Dr. Barry was President and CEO at InspireMD, Inc. (Nasdaq: NSPR) from June 2016 to December 2019 and platform technology company, Arsenal Medical from August 2011 to December 2013. Dr. Barry spent the majority of his career at Boston Scientific (NYSE: BSX) from April 1992 to June 2010 with increasing roles of responsibility culminating as Sr. Vice President of Corporate Technology. While at Boston Scientific, Dr. Barry led the development and launch of the TAXUS drug-eluting coronary stent that achieved annual sales exceeding $3 billion. Dr. Barry is the author of multiple peer-reviewed publications and holds more than 40 U.S. and international patents. He holds a Ph.D. in Biochemistry from the University of Massachusetts-Lowell and a B.A. in Chemistry from St. Anselm College. We believe that Mr. Barry’s expertise in the medical devices field qualifies him to serve on our Board.

Frederick D. Hrkac. Mr. Hrkac has served as our director since April 2022 and as an Executive Vice President since November 2023. Mr. Hrkac has more than 30 years of experience in the medical device industry as an executive and corporate board director. He is currently serves on the board of Serres in Helsinki, Finland since September 2018, and Spineart in Geneva, Switzerland as chairman of the board since August 2017. In 2017, he served as senior vice president corporate development and from 2014-2016 served a senior vice president of global commercial operations of Biosensors International. From 2009-2011, Mr. Hrkac served as Europe, Middle East & Africa president of Boston Scientific where he was responsible for close to $2 billion of sales. From 2005-2009, Mr. Hrkac was an executive of Sorin Group CRM, Paris, France. And, from November 1990-April 2005 he lived in 6 different countries working as an executive for Johnson & Johnson including Biosense Webster, a Johnson & Johnson company having laid the groundwork strategically for the most successful J&J division of the last 20 years with sales growing from a few hundred million dollars to several billion dollars. Mr. Hrkac holds an Honors Bachelor of Business Administration from the Wilfrid Laurier University, Waterloo, Ontario Canada and currently resides in Zagreb, Croatia. Mr. Hrkac brings extensive expertise in global marketing and strategic business development, making him a valuable resource for our Board.

James L. Klein. Mr. Klein has served as our director since May 2022. Mr. Klein has more than 30 years of experience in the semi-conductor industry. He recently retired from Qorvo (previously TriQuint) where he was the President of Infrastructure and Defense Products (IDP) from 2015-2021 and prior to that the Vice President and General Manager of IDP from 2011-2015. Qorvo’s IDP is leader in the development of radio frequency or RF semi-conductor products. Mr. Klein was also the president of Qorvo Biotechnologies (2020-2021). Qorvo Biotechnologies was focused on bringing innovative RF technology to the medical testing market. Mr. Klein spent the early part of his career at Texas Instruments (1988-1997) and Raytheon (1997-2011) – most of this part of his career was focused on the development and deployment of advanced semi-conductor technologies. Mr. Klein has both a B.S. and M. S. in electrical engineering from Texas A&M University - he is an ongoing member and former chair of the department’s External Advisory Council. Mr. Klein brings to the Company skills in organizational leadership, change management, technology development and growth strategies that lead to growth and value, making him a valuable resource for our Board.

Family Relationships

There are no family relationships amongst our directors and executive officers.

Required Vote and Board Recommendation

Assuming the presence of a quorum, with respect to Proposal 1, a plurality of the votes cast at the Annual Meeting is required for the election of the nominees as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The Board recommends that you vote “FOR” each Company Nominee.

CORPORATE GOVERNANCE

BioSig, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Policy on Trading, Pledging and Hedging of Company Stock

We maintain an insider trading policy, among other things, prohibits all officers, including our named executive officers, directors and employees from engaging in “hedging” transactions with respect to our securities. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our Common Stock. In addition, they are also prohibited from pledging the Company’s securities.

Board Composition

Our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of one or more members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Board Diversity and Board Diversity Matrix

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Nasdaq’s Board Diversity Rule, which was approved by the SEC on August 6, 2021, is a disclosure standard designed to encourage a minimum board diversity objective for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition. This rule requires companies listed on the Nasdaq exchange to: (1) publicly disclose board-level diversity statistics using a standardized template; and (2) have or explain why they do not have at least two diverse directors. In alignment with the Diversity Objective described in section 5605(f) of the Nasdaq Listing Rules, as a Smaller Reporting Company (as defined in Rule 12b-2 under the Exchange Act), we set an objective to have at least two members of the Board who self-identify as diverse (as defined in section 5605(f)(1) of the Nasdaq Listing Rules), including at least one diverse director who self-identified as female. As per the Nasdaq Listing Rules, the second director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an underrepresented minority.

Our current board composition is reflected in the following matrix:

Director Independence

We are currently listed on the Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, we have determined that each of David Weild IV, Patrick J. Gallagher, Donald E. Foley, James L. Klein and James J. Barry has no material relationships with us that would interfere with the exercise of independent judgment and is an “independent director” as that term is defined in the Nasdaq Listing Rules. Based upon information requested from and provided by Frederick D. Hrkac concerning his background, employment, and affiliations, including family relationships, we further determined that, until his appointment as our Executive Vice President on November 2, 2023, Mr. Hrkac had no material relationships with us that would interfere with the exercise of independent judgment and was an “independent director” as that term is defined in the Nasdaq Listing Rules

Board Committees, Meetings and Attendance

During 2022, the Board held four meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders, either in person or teleconference. During 2022, we had no incumbent director who attended fewer than 75% of the total number of meetings held by the Board and any Board committees of which such director was a member. One of the seven directors attended our 2022 annual meeting of stockholders.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board.

As of October 31, 2023, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kenneth L. Londoner*
David Weild IV	Chairman		Member
Patrick J. Gallagher	Member	Member
Donald E. Foley		Chairman	Member
James J. Barry PhD		Member
Frederick D. Hrkac
James L. Klein	Member		Chairman

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

•	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

•	reviewing the proposed scope and results of the audit;

•	reviewing and pre-approving audit and non-audit fees and services;

•	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

•	reviewing and approving transactions between us and our directors, officers and affiliates;

•	establishing procedures for complaints received by us regarding accounting matters;

•	developing, adopting and overseeing the implementation of a code of business conduct and ethics;

•	overseeing internal audit functions, if any; and

•	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Messrs. Weild, Gallagher and Klein, each of whom our board has determined to be financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2)(A) of the Nasdaq Listing Rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3. Mr. Weild is the chairman of our Audit Committee. In addition, Mr. Weild qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met four times during 2022. Our Audit Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

•	reviewing and recommending the compensation arrangements for management, including the compensation for our chief executive officer and other executive officers;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administering our stock incentive plans; and

•	preparing any report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee is composed of Messrs. Foley, Gallagher and Barry, each of whom qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Listing Rules, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended, and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a Compensation Committee member, as described in Section 5605(d)(2) of the Nasdaq Listing Rules. Mr. Foley is the chairman of our Compensation Committee. The Compensation Committee met four times during 2022. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2022. Our Compensation Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;

●	reviewing each director and nominee annually;

●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;

●

evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Messrs. Klein, Foley and Weild, each of whom qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Hrkac served as chairman of our Nominating and Corporate Governance Committee until November 2, 2023, on which date Mr. Klein was appointed chairman. The Nominating and Corporate Governance Committee met two times during 2022. Our Nominating and Corporate Governance Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2022.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meetings of stockholders. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●

our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the positions of Chairman of the Board and principal executive officer are filled by one individual, Kenneth L. Londoner, coupled with a lead independent director position to further strengthen the leadership structure. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and principal executive officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and principal executive officer.

Specifically:

●	Six of the seven current directors of the Company (six of the seven Company Nominees) are independent directors;

●	All of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors;

●	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Londoner and other members of management; and

●

The Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, BioSig Technologies, Inc., 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Director Compensation Table

2022

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (1)		All Other Compensation ($) (1)(2)	Total ($)
Donald E. Foley	$40,000	$20,000	(2)	$-		$-	$60,000
Patrick J Gallagher	$30,000	$15,000	(3)	$-		$-	$45,000
David Weild, IV	$40,000	$20,000	(4)	$-		$-	$60,000
Samuel E. Navarro⸸	$15,000	$-		$-		$-	$15,000
James J. Barry PhD	$30,000	$15,000	(5)	$-		$-	$45,000
Anthony Zook^	$15,000	$-		$-		$-	$15,000
Frederick Hrkac@	$15,000	$20,000	(6)	$37,418	(7)	$-	$72,418
James Klein *	$15,000	$15,000	(8)	$41,870	(9)	$-	$71,870
Total:	$200,000	$105,000		$79,288		$-	$384,288

(1)

In accordance with SEC rules, this column reflects the aggregate fair value of stock or option awards granted during the fiscal year ended December 31, 2022, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	Represents a common stock award of 45,455 fully vested shares granted November 23, 2022. As of December 31, 2022, Mr. Foley had 45,455 outstanding stock awards of shares of Common Stock.
(3)	Represents a common stock award of 34,091 fully vested shares granted November 23, 2022. As of December 31, 2022, Mr. Gallagher had 34,091 outstanding stock awards of shares of Common Stock.
(4)	Represents a common stock award of 45,455 fully vested shares granted November 23, 2022. As of December 31, 2022, Mr. Weild had 45,455 outstanding stock awards of shares of Common Stock.
(5)	Represents a common stock award of 34,091 fully vested shares granted November 23, 2022. As of December 31, 2022, Mr. Barry had 34,091 outstanding stock awards of shares of Common Stock.
(6)	Represents a common stock award of 45,455 fully vested shares granted November 23, 2022. As of December 31, 2022, Mr. Hrkac had 45,455 outstanding stock awards of shares of Common Stock.
(7)

Represents a stock option granted April 22, 2022 for the purchase of 50,000 shares of common stock, 50% vesting immediately and 50% vesting on April 22, 2023 at an exercise price of $0.82 per share and termination date of April 22, 2032.

(8)	Represents a common stock award of 34,091 fully vested shares granted November 23, 2022. As of December 31, 2022, Mr. Klein had 34,091 outstanding stock awards of shares of Common Stock.
(9)

Represents a stock option granted May 2, 2022 for the purchase of 50,000 shares of Common Stock, 50% vesting immediately and 50% vesting on May 2, 2023 at an exercise price of $0.87 per share and termination date of May 2, 2032.

^ Effective April 22, 2022, Mr. Zook resigned from the Board.

⸸ Effective April 28, 2022, Mr. Navarro resigned from the Board.

@ Effective April 28, 2022, Mr. Hrkac was appointed to the Board.

* Effective May 2, 2022, Mr. Klein was appointed to the Board.

Starting in January 2021, directors of the Company are entitled to receive $15,000 per quarter, or $20,000 for committee chair, to attend board meetings in person and $7,500 per quarter if attended telephonically (although this was waived due to pandemic).

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of the Record Date by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o BioSig Technologies, Inc, 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of the Record Date by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1) (2)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage Class (2)	Total Voting Power
Directors and Named Executive Officers
Kenneth L. Londoner	3,863,344	(3)	4.75%	—	—	4.75%
Patrick J. Gallagher	356,582	(4)	*	—	—	*
Steve Chaussy	1,220,864	(5)	1.51%	—	—	1.51%
David Weild IV	510,371	(6)	*	—	—	*
Donald E. Foley	495,999	(7)	*	—	—	*
James J. Barry, PhD	171,249	(8)	*	—	—	*
Frederick D. Hrkac	144,999	(9)	*	—	—	*
James L. Klein	349,249	(10)	*	—	—	*
John Sieckhaus	569,784	(11)	*	—	—	*

All directors and executive officers as a group of ten persons	7,682,441		9.30%	—	—	9.30%

5% Holders
Donald E. Garlikov	11,536,634	(12)	13.80%	—	—	13.80%
Ray Weber	279,745	(13)	*	45	42.86%	*
StoneX Group Inc C/F Raymond E Weber IRA	218,186	(14)	*	35	33.33%	*
Martin F. Sauer	155,847	(15)	*	25	23.81%	*

(1)

Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	These percentages have been calculated based on 81,110,643 shares of Common Stock and 105 shares of Series C Preferred Stock outstanding as of the Record Date.
(3)

Comprised of (i) 2,507,020 shares of Common Stock directly held by Mr. Londoner, (ii) 1,181,324 shares of Common Stock held by Endicott Management Partners, LLC, an entity for which Mr. Londoner is deemed the beneficial owner, and (iii) 175,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date. Mr. Londoner has sole voting and dispositive power over the securities held for the account of Endicott Management Partners, LLC.

(4)

Comprised of (i) 133,743 shares of Common Stock directly held by Mr. Gallagher, (ii) 2,400 shares of Common Stock held by Amy E Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner with sole voting and dispositive power over the securities held by the trust, (iii) 2,400 shares of Common Stock held by Hans Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner with sole voting and dispositive power over the securities held by the trust, and (iv) 218,039 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.

(5)	Comprised of shares of Common Stock.
(6)	Comprised of (i) 114,999 shares of Common Stock and (ii) 395,372 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(7)	Comprised of (i) 221,999 shares of Common Stock, (ii) 274,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(8)	Comprised of (i) 71,249 shares of Common Stock and (ii) 100,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(9)	Comprised of (i) 94,999 shares of Common Stock and (ii) 50,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(10)	Comprised of (i) 299,249 shares of Common Stock and (ii) 50,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(11)	Comprised of (i) 365,620 shares of Common Stock and (ii) 204,164 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(12)	Comprised of (i) 9,070,475 shares of Common Stock and (ii) 2,466,159 warrants to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(13)

Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of the Record Date. This stockholder’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(14)

Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of the Record Date. Ray Weber may also be deemed beneficial owner of shares held by StoneX Group Inc C/F Raymond E Weber IRA. Mr. Weber’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(15)

Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of the Record Date. This stockholder’s address is 1028 Steeplechase Dr., Lancaster, PA 17601.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Code of Conduct and Ethics, which applies to all of our directors, officers and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Conduct and Ethics.

On November 1, 2017, in connection with Mr. Andrew Filler joining our Board, we entered into a Master Services Agreement (the “Agreement”) with 3LP Advisors LLC (d/b/a Sherpa Technology Group) (“Sherpa”) and an initial statement of work (the “SOW”), pursuant to which Sherpa will develop, execute and expand our intellectual property strategy over the course of the next approximately 18 months by evaluating the business and technology landscape in which the Company operates, and charting and executing a strategy of patent filing and licensing.

In connection with the SOW, the Company paid Sherpa a fee of (i) $200,000 in cash, of which $25,000 was paid on January 1, 2018, and the remainder was paid in the first quarter of 2018 upon completion of certain objectives, and (ii) a ten-year option to purchase up to 120,000 shares of the Company’s Common Stock at an exercise of $3.625 per share of Common Stock, of which 60,000 options vested immediately and 60,000 options vested at completion of performance-related conditions (subsequently, conditions met). The SOW has been subsequently extended through 2022 at a monthly rate of $15,000 per month. Mr. Filler is the general counsel and partner of Sherpa. During the years ended December 31, 2022 and 2021, the Company paid $165,000 and $180,000 as patent costs, consulting fees and expense reimbursements. As of December 31, 2022, and 2021, there was an unpaid balance of $75,000 and $15,000, respectively. As of June 28, 2021, Mr. Filler resigned from our Board.

On June 28, 2021, in connection with the departure of two board members, Ms. Martha Pease and Mr. Filler, the Company extended for up to two years 125,000 and 50,000 previously granted options that would normally expire 90 days after leaving service.

On June 30, 2021, in connection with the resignation of Mr. Jeffrey O’Donnell, a board member, the Company entered into a one-year consulting contract and extended for up to two years from end of contract service: 240,000 previously granted Company options, 25,000 previously granted ViralClear options and 329,000 previously issued ViralClear restricted stock units; all of which would normally expire 90 days after leaving service. In addition, the Company accelerated to fully vested previously issued restricted stock units and issued 50,000 shares of the Company’s Common Stock in settlement.

On March 22, 2022, as an investor, but before appointment to the Board of Directors, James Klein purchased 110,000 shares of our Common Stock and 110,000 warrants to purchase shares of our Common Stock at $1.40 as part of a registered direct offering. On November 3, 2022, we offered all warrant holders of the March 22, 2022 offering a reduction in exercise price from $1.40 to $0.25. On November 14, 2022, Mr. Klein exercised his 110,000 warrants for 110,000 shares of our Common Stock for net proceeds of $27,500.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2022, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2022, except that, due to timing of receiving EDGAR codes, Form 3 reports were filed late for, John Sieckhaus (March 21, 2022), Frederick Hrkac (April 28, 2022) and Michael Graydon “Gray” Fleming, Jr. (April 28, 2022).

EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2022 compensation strategy included the following:

●

An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;

●

Performance results are linked to Company and individual performance. When looking at performance over the year, we equally weigh individual performance as well as that of the Company as a whole. Target annual compensation is positioned to allow for above-median compensation to be earned through an executive officer’s and the Company’s extraordinary performance; and

●

Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of October 31, 2023:

Name	Age	Position with the Company
Kenneth L. Londoner	55	Chief Executive Officer, Chairman, and Director
Steven Buhaly	66	Chief Financial Officer
John Sieckhaus	55	Chief Operating Officer
Michael Graydon “Gray” Fleming, Jr.	46	Chief Commercial Officer

For information on the business background of Mr. Londoner, see page 7 of this Proxy Statement.

Steven Buhaly. Mr. Buhaly has served as our chief financial officer since February 6, 2023. Mr. Buhaly has fifteen years of experience as a chief financial officer, having held this position at other companies including Planar Systems Inc. from 2000 to 2005, Longview Fibre Co. from 2006 to 2007, and most recently Qorvo Inc. from 2007 to 2016. Mr. Buhaly was the Chief Financial Officer at TriQuint Semiconductor, Inc. and continued to serve in that role following a merger with RF Micro Devices, Inc., which was then renamed as Qorvo Inc. Since retiring from Qorvo Inc. in mid-2016, he has worked as a freelance consultant and an angel investor. Mr. Buhaly holds a Bachelor of Science degree in Forest Engineering and a Master of Business Administration from University of Washington.

John Sieckhaus. Mr. Sieckhaus has served as our chief operating officer since March 2022. Mr. Sieckhaus brings to the Company 30 years in the healthcare industry, including 21 years at St. Jude Medical and Abbott Laboratories (NYSE: ABT). During his tenure with St. Jude Medical, Mr. Sieckhaus held commercial leadership positions of rising responsibility, including U.S. National Sales Leader, Senior Vice President & General Manager when he led sales and customer relationship management activities in the United States across all cardiovascular product lines. Mr. Sieckhaus’s experience in building and leading high-performance teams, in addition to integrating multiple new and novel technologies and introducing them commercially, led to significant revenue growth for St. Jude Medical over his career. Most recently, Mr. Sieckhaus held the position of Vice President – Field Clinical Affairs for Abbott for the United States and CALA, where he created a world-class field clinical and monitoring team to support clinical trials across multiple business units within Abbott’s Cardiovascular portfolio. Mr. Sieckhaus holds a Bachelor of Science degree in Biomedical Engineering from Johns Hopkins University.

Michael Graydon “Gray” Fleming, Jr. Mr. Fleming has served as of chief commercial officer since December 2021. Mr. Fleming brings to the Company over 20 years in the healthcare industry, including 17 years at Abbott Laboratories and St. Jude Medical. During his tenure at Abbott, Mr. Fleming held several commercial leadership positions, including Vice President of Cardiac Sales, when he led sales and customer relationship management activities in some of the most significant strategic areas of focus. Mr. Fleming’s experience in delivering high-performing sales management initiatives led to substantial revenue growth with several key accomplishments, including the successful contracting of multiple leading IDN and GPO organizations. These initiatives resulted in some of the largest market share gains in the company’s history while also delivery while also delivering substantial overhauls of historically underperforming regions throughout the Central Time Zone. Most recently, Mr. Fleming held the position of Chief Commercial Officer at Carecubes, a company created to provide a temporary and scalable negative pressure isolation technology solution based upon original joint request from the Defense Advanced Research Projects Agency (DARPA) and Centers for Disease Control and Prevention (CDC). Mr. Fleming holds a Bachelor of Business Administration degree with a Major in Marketing from Stephen F. Austin State University in Texas and a certificate in Leadership in Excellence and Development (LEAD) Program from the University of Texas.

Summary Compensation Table

The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2022; (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2022, with compensation of $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers as of December 31, 2022 (collectively our “Named Executive Officers”) and one additional executive officer, Michael Graydon “Gray” Fleming, Jr.:

Name and principal position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Kenneth L. Londoner, Chief Executive Officer, Executive Chairman and Director (20)	2022	865,667	(2)	125,000	(3)	504,000	(4)	-		177,030	(5)	1,671,697
	2021	840,000	(6)	105,000		1,197,000	(7)	119,633	(8)	93,381	(9)	2,355,014
Steven Chaussy, Former Chief Financial Officer (21)	2022	498,333	(10)	85,000	(11)	252,000	(12)	-		6,000	(13)	841,333
	2021	480,000	(14)	125,000		598,500	(15)	-		6,000	(16)	1,209,500
John R Sieckhaus, Chief Operating Officer (22)	2022	219,693		-		70,000	(17)	315,862	(18)	-		605,555

Michael Graydon “Gray” Fleming, Jr., Chief Commercial Officer (23)	2022	400,000		-		-		-		-		400,000
	2021	28,974		-		-		597,053	(19)	-		626,027

(1)

In accordance with SEC rules, this column reflects the aggregate fair value of the stock awards or option awards, as applicable, granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Notes 9 and 10 to our financial statements for the fiscal year ended December 31, 2022 in our Annual Report on Form 10‑K.

(2)	Represents (i) salary of $690,667 from Company and (ii) salary of $175,000 from ViralClear.
(3)	Represents bonus of $125,000 from ViralClear.
(4)	Represents a common stock award of 400,000 fully vested shares granted on April 5, 2022.
(5)	Represents (i) director fees of $60,000 from company; (ii) director fees of $105,030 from ViralClear, (iii) $12,000 auto allowance in lieu for reimbursement of mileage.
(6)	Represents (i) salary of $665,000 from Company and (ii) salary of $175,000 from ViralClear.

(7)	Represents a common stock award of 300,000 fully vested shares granted on January 5, 2021.
(8)	Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of Common Stock, vesting immediately at an exercise price of $2.44 and termination date of December 28, 2031.
(9)	Represents (i) director fees of $80,000, (ii) $12,000 auto allowance in lieu for reimbursement of mileage, (iii) $1,381 personal part of business travel expenses.
(10)	Represents (i) salary of $398,333 from Company and (ii) salary of $100,000 from ViralClear.
(11)	Represents bonus of $85,000 from ViralClear
(12)	Represents a common stock award of 200,000 fully vested shares granted April 5, 2022.
(13)	Represents an auto allowance in lieu of reimbursement for mileage.
(14)	Represents (i) salary of $380,000 from Company and (ii) salary of $100,000 from ViralClear.
(15)	Represents a common stock award of 150,000 fully vested shares granted on January 5, 2021.
(16)	Represents an auto allowance in lieu of reimbursement for mileage.
(17)	Represents a common stock award of 50,000 fully vested shares granted March 21, 2022.
(18)

Represents a stock option granted March 30, 2022 for the purchase of 350,000 shares of Common Stock, vesting 1/3 on one year anniversary and remainder quarterly over the next two years at an exercise price of $1.30 and termination date of March 30, 2032.

(19)

Represents a stock option granted December 15, 2021 for the purchase of 350,000 shares of Common Stock, vesting 1/3 on one year anniversary and remainder quarterly over the next two years at an exercise price of $2.58 and termination date of December 15, 2031.

(20)	Mr. Londoner served as our Executive Chairman and Director through the entirety of our last two fiscal years. Mr. Londoner has served as our Chief Executive Officer since July 31, 2017.
(21)

Mr. Chaussy served as our Chief Financial Officer through the entirety of our last two fiscal years. Mr. Chaussy has served as our Chief Financial Officer since January 1, 2018. On February 6, 2023, Mr. Chaussy retired as Chief Financial Officer.

(22)	Mr. Sieckhaus has served as our Chief Operating Officer from March 21, 2022, date of hire.
(23)	Mr. Fleming has served as our Chief Commercial Officer from December 6, 2021, date of hire.

Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

Messrs. Londoner, Chaussy, Sieckhaus and Fleming are at-will employees, and do not have employment agreements with us. Additionally, we do not have any agreements that would provide for payment to any of Messrs. Londoner, Chaussy, Sieckhaus or Fleming following, or in connection with the resignation, retirement, or other termination of any of them, a change of control of us, or a change in either of their responsibilities following a change of control of us.

On February 2, 2023, we entered into a General Release and Severance Agreement (the “Release Agreement”) with Mr. Chaussy, pursuant to which Mr. Chaussy’s employment with the Company will terminate at such point when his services are no longer required (the “Separation Date”). For more detailed discussion of the Release Agreement, please see below under “Executive Employment Agreements – Steve Chaussy” in this Proxy Statement.

Mr. Londoner and Mr. Chaussy received additional equity awards during 2020 from ViralClear for their roles as executive officers at ViralClear. For more detailed discussion of such awards, please see under the section titled “Certain Relationships and Related Transactions” in this Proxy Statement.

Kenneth L. Londoner

Mr. Londoner’s salary, bonus and stock awards were determined by the Compensation Committee with consultation from members of the board of directors.

Mr. Londoner also serves as the director of ViralClear, and from September 24, 2019 to April 28, 2020 and again since October 30, 2020, Mr. Londoner serves as the chairman of the board of directors and chief executive officer of ViralClear. Mr. Londoner receives $175,000 annually from ViralClear for his services (which was partially paid in 2020). Mr. Londoner has received and may be granted awards under the ViralClear Pharmaceuticals, Inc. 2019 Equity Incentive Plan (the “ViralClear Plan”).

Steve Chaussy

Mr. Chaussy’s salary, bonus and stock awards were determined by the chairman of the board with consultation from members of the board of directors.

Steve Chaussy also serves as the chief financial officer of ViralClear and, commencing on September 24, 2019, receives an annual salary of $100,000 from ViralClear (which was partially paid in 2020). Mr. Chaussy has received and may be granted awards under the ViralClear Plan.

On February 2, 2023, we entered into the Release Agreement with Mr. Chaussy, pursuant to which Mr. Chaussy’s employment with the Company will terminate at the Separation Date. Pursuant to the Release Agreement, we agreed, among other things, to: (i) continue to pay Mr. Chaussy’s base salary through the Separation Date, less applicable taxes and other withholdings, payable in equal installments in accordance with our normal payroll policies; (ii) continued participation through the Separation Date in our current employee benefit plans in which Mr. Chaussy has elected to participate and in accordance with the terms and conditions of such benefit plans; (iii) to grant Mr. Chaussy 200,000 restricted shares (the “Tranche A Awarded Shares”) of our Common Stock, pursuant to the terms and conditions of the 2023 Long-Term Incentive Plan and our standard Restricted Stock Award Agreement (the “RSA Agreement”); and (iv) upon the successful filing of our Annual Report on Form 10-K with the U.S. Securities and Exchange Commission on or before April 14, 2023, pay a cash bonus of $200,000 to Mr. Chaussy as severance pay over six months, beginning on the Separation Date. Pursuant to the Release Agreement and provided that Mr. Chaussy executes and does not revoke the Supplemental Release Agreement (as defined in the Release Agreement) before the expiration of the consideration period set forth therein, we also agreed to grant Mr. Chaussy an additional 125,000 restricted shares of our Common Stock (the “Tranche B Awarded Shares”, and together with the Tranche A Awarded Shares, the “Awarded Shares”), pursuant to the terms and conditions of the 2023 Long-Term Incentive Plan and the RSA Agreement. The Awarded Shares will be fully vested on the date of grant. In consideration of the foregoing, Mr. Chaussy agreed to a release of claims against the Company including all of its affiliates, parent companies, subsidiary companies, employees, owners, directors, officers, principals, agents, insurers, and attorneys regarding, among other things, claims arising out of (i) his hiring, compensation, benefits, and employment with the Company, and (ii) his separation from employment with the Company. Mr. Chaussy also agreed to a customary covenant not to sue and a nondisclosure and confidentiality covenant. Please see our Current Report on 8-K filed with the SEC on February 7, 2023, as amended on February 7, 2023 for a copy of the full Release Agreement.

Retirement Plans

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee pre-tax contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 100 percent of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees.

Employee Benefits and Perquisites

Along with all other full-time employees, Messrs. Londoner, Chaussy, Sieckhaus and Fleming are eligible to participate in our health and welfare plans which are comprised of medical, vision, life, and dental insurance benefits and an FSA plan.

Pursuant to the Release Agreement described above, Mr. Chaussy has continued participation through the Separation Date in our current employee benefit plans in which Mr. Chaussy has elected to participate and in accordance with the terms and conditions of such benefit plans.

No Tax Gross-Ups

We do not make gross-up payments to cover our executives’ personal income taxes that may pertain to any of the compensation paid by us.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and one additional executive officer, Michael Graydon “Gray” Fleming, Jr., and which remained outstanding as of December 31, 2022.

Name	Number of Securities underlying Unexercised Options (#) Exercisable		Number of Securities underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh)	Option Expiration Date
Kenneth	100,000	(1)	-		$4.66	4/14/2030
Londoner	75,000	(1)	-		$2.44	12/28/2031

Steven	12,000	(2)	-		$5.23	6/11/2023
Chaussy

John	-		350,000	(3)	$1.30	3/30/2032
Sieckhaus

Michael Graydon “Gray”	116,666	(4)	233,334		$2.58	12/15/2031
Fleming, Jr.

(1) Each of these options vested immediately

(2) Each of these options vested immediately

(3) Each of these options vest 1/3 on first anniversary and remainder quarterly over the next two years

(4) Each of these options vest 1/3 on first anniversary and remainder quarterly over the next two years

BioSig Technologies, Inc. 2012 Equity Incentive Plan (expired October 2022)

On October 19, 2012, our board of directors adopted the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “2012 Plan”), which provided for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants, to be granted from time to time as determined by our board of directors or its designees. The 2012 Plan was amended at various times to, among other things, increase the number of shares of our Common Stock authorized under the plan. The 2012 Plan expired by its terms on October 17, 2022. As of the Record Date, the number of shares issuable upon exercise of outstanding options and underlying restricted stock awards granted under the 2012 Plan was . The material features of the 2012 Plan are described below:

Administration and Eligibility. The 2012 Plan was administered by our Board or the Compensation Committee of the Board (the “Administrator”). Employees (including any employee who was also a director or an officer), consultants, and non-employee directors of the Company who rendered services to the Company were eligible to participate in the 2012 Plan.

Stock Options. The Administrator could grant either incentive stock options (“ISOs”) qualifying under Code Section 422, or nonstatutory stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) were eligible to receive ISOs. The Administrator determined the terms of each stock option at the time of grant, including, without limitation, the method of delivery of shares and provisions governing the term, exercise, and forfeiture of each option.

Restricted Stock and Restricted Stock Units. The Administrator was authorized to grant restricted stock and restricted stock units. The Administrator determined the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units were made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants would be subject to forfeiture; the time or times at which the restrictions would terminate; and all other terms and conditions of the grants.

Vesting, Forfeiture, Assignment. The Administrator, in its sole discretion, could determine that an award will be immediately vested in whole or in part, or that all or any portion could not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2012 Plan. If the Administrator imposed conditions upon vesting, then the Administrator may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

BioSig Technologies, Inc. 2023 Long-Term Incentive Plan

On December 27, 2022 (the “Effective Date”), our board of directors adopted the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”), which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our Common Stock, or other consideration, or any combination thereof, to employees, directors and consultants, to be granted from time to time as determined by our board of directors or its designees. Our stockholders approved the 2023 Plan on February 7, 2023. An aggregate of 5,265,945 shares of Common Stock are reserved for issuance under the 2023 Plan, and, as of October 31, 2023, there were 626,099 shares remaining available for future issuance of awards under the 2023 Plan. As of October 31, 2023, the number of shares issuable upon exercise of outstanding options and underlying restricted stock awards granted under the 2023 Plan was 1,587,000. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. For description of the 2023 Plan, see “Proposal 2: Approval of the First Amendment to the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan.”

ViralClear Pharmaceuticals, Inc. 2019 Equity Incentive Plan

On September 24, 2019, the board of directors (the “ViralClear Board”) of ViralClear approved the ViralClear Plan, subject to stockholder approval, which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units to key employees, key contractors, and outside directors of ViralClear, to be granted from time to time as determined by the ViralClear Board or its designee. An aggregate of 4,000,000 shares of the ViralClear common stock are reserved for issuance under the ViralClear Plan. The material features of the ViralClear Plan are described below.

Purpose. The purpose of the ViralClear Plan is to enable ViralClear to attract and retain the services of key employees, key contractors, and outside directors of ViralClear and its subsidiaries and to provide such persons with a proprietary interest in ViralClear. The ViralClear Plan provides for the granting of incentive stock options, nonqualified stock options, SARs, restricted stock, and restricted stock units, which may be granted singly, in combination, or in tandem; which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock, as described in more detail below; and which will increase the interest of such persons in ViralClear’s welfare, furnish an incentive to such persons to continue their services for ViralClear or its subsidiaries, and provide a means through which ViralClear may attract able persons as employees, contractors, and outside directors.

Effective Date and Expiration. The ViralClear Plan became effective on September 24, 2019 and will continue in effect for a term of 10 years, unless earlier terminated by the ViralClear Board.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the ViralClear Plan is currently 4,000,000 shares, 100% of which may be delivered pursuant to incentive stock options.

Shares to be issued may be made available from authorized but unissued common stock, common stock held by ViralClear in its treasury, or common stock purchased by ViralClear on the open market or otherwise. During the term of the ViralClear Plan, ViralClear will at all times reserve and keep available the number of shares of common stock sufficient to satisfy the requirements of the ViralClear Plan. If an award under the ViralClear Plan is forfeited, expires, or is canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired, or canceled may again be awarded pursuant to the provisions of the ViralClear Plan. In the event that previously acquired shares of common stock are delivered to ViralClear in full or partial payment of the exercise price for the exercise of a stock option granted under the ViralClear Plan, the number of shares of common stock available for future awards under the ViralClear Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the stock option. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the ViralClear Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of common stock. Awards will not reduce the number of shares of common stock that may be issued pursuant to the ViralClear Plan if the settlement of the award will not require the issuance of shares of common stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the ViralClear Plan to the contrary, only shares forfeited back to ViralClear, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of incentive stock options under the ViralClear Plan, but shall not increase the maximum number of shares of common stock that may be delivered pursuant to awards under the ViralClear Plan as the maximum number of shares of common stock that may be delivered pursuant to incentive stock options.

Administration. The ViralClear Plan may be administered by our ViralClear Board or such committee of the ViralClear Board as is designated by it to administer the ViralClear Plan (the “ViralClear Committee”). The ViralClear Board or the ViralClear Committee will determine and designate the persons to whom awards are to be made and set forth the award period, date of grant, terms, provisions, limitations, and performance requirements of awards. The ViralClear Committee will determine whether an award shall include one type of equity incentive, two or more equity incentives granted in combination, or two or more equity incentives granted in tandem. The ViralClear Board may authorize one or more officers of ViralClear to designate one or more employees as eligible persons to whom nonqualified stock options, incentive stock options, or SARs will be granted under the ViralClear Plan and determine the number of shares of common stock that will be subject to such stock options, incentive stock options, or SARs. The ViralClear Committee will interpret the ViralClear Plan and award agreements; prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the ViralClear Plan; and establish performance goals for an award and certify the action as it deems necessary or advisable in the administration of the ViralClear Plan. The ViralClear Committee may delegate to officers of ViralClear the authority to perform specified functions under the ViralClear Plan. With respect to restrictions in the ViralClear Plan that are based on the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the rules of any exchange or inter-dealer quotation system upon which ViralClear’s securities are listed or quoted, or any other applicable law, to the extent that any such restrictions are no longer required by applicable law, the ViralClear Committee shall have the sole discretion and authority to grant awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding awards. Subject to the provisions of the ViralClear Plan, the ViralClear Board and ViralClear Committee’s decisions, determinations, and interpretations will be final, binding, and conclusive on all ViralClear Plan participants and any other award holders.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of ViralClear whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of ViralClear are eligible to participate in the ViralClear Plan, provided that only employees of a corporation shall be eligible to receive incentive stock options.

Grant of Awards. The grant of an award shall be authorized by the ViralClear Committee and shall be evidenced by an award agreement setting forth the applicable award being granted; the total number of shares or units to be granted; the price to be paid, if any; the award period; the date of grant; and such other terms, provisions, limitations, and performance objectives, as are approved by the ViralClear Committee. The Company shall execute an award agreement with a participant after the ViralClear Committee approves the issuance of an award. Any award granted pursuant to the ViralClear Plan must be granted within 10 years of the date of adoption of the ViralClear Plan by the ViralClear Board. The ViralClear Plan shall be submitted to ViralClear’s stockholders for approval; however, the ViralClear Committee may grant awards under the ViralClear Plan prior to the time of stockholder approval. Any such award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an award to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, receipt of any other award under the ViralClear Plan. If the ViralClear Committee establishes a purchase price for an award, the participant must accept such award within a period of 30 days (or such shorter period as the ViralClear Committee may specify) after the date of grant by executing the applicable award agreement and paying such purchase price. Any award under the ViralClear Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

Stock Options. The ViralClear Committee may grant either incentive stock options, qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of ViralClear are eligible to receive incentive stock options. The option price for any share of common stock which may be purchased under a nonqualified stock option for any share of common stock must be equal to or greater than the fair market value of such share on the date of grant. The option price for any share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of such share on the date of grant. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of ViralClear (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of our common stock on the date of grant. No dividends may be paid or granted with respect to any stock option. No stock option shall be granted with a term of greater than 10 years from its date of grant; however, if an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of ViralClear (or any parent or subsidiary), and an incentive stock option is granted to such employee, the term of such incentive stock option shall be no more than five years from the date of grant. The ViralClear Committee may not grant incentive stock options under the ViralClear Plan to any employee that would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under the ViralClear Plan and any other plan of ViralClear and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the ViralClear Plan that is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) shall be a nonqualified stock option. In such case, the ViralClear Committee shall designate which stock will be treated as incentive stock option stock by causing the issuance of a separate stock certificate and identifying such stock as incentive stock option stock on ViralClear’s stock transfer records.

If a stock option is exercisable prior to the time it is vested, the common stock obtained on the exercise of the stock option shall be restricted stock that is subject to the applicable provisions of the ViralClear Plan and the award agreement. If the ViralClear Committee imposes conditions upon exercise, then subsequent to the date of grant, the ViralClear Committee may, in its sole discretion, accelerate the date on which all or any portion of the stock option may be exercised. No stock option may be exercised for a fractional share of common stock. The granting of a stock option shall impose no obligation upon the participant to exercise that stock option. The ViralClear Committee will determine the manner in which recipients of stock options may pay the option exercise price, which may include payment by cash or check, bank draft, or money order payable to the order of ViralClear; by delivery of common stock owned by the participant on the exercise date, valued at its fair market value on the exercise date, and which the participant has not acquired from ViralClear within six months prior to the exercise date; by delivery (including by FAX or electronic transmission) to ViralClear or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by ViralClear, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to ViralClear, to sell certain of the shares of common stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to ViralClear the amount of sale or loan proceeds necessary to pay such purchase price; by requesting ViralClear to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of Common Stock having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and/or in any other form of valid consideration that is acceptable to the ViralClear Committee in its sole discretion.

Stock Appreciation Rights. The ViralClear Committee may grant SARs to any participant, either as a separate award or in connection with a stock option, and impose terms and conditions on such SARs. A SAR may be exercised by the delivery (including by FAX) of written notice to the ViralClear Committee setting forth the number of shares of common stock with respect to which the SAR is to be exercised and the exercise date, which shall be at least three days after giving such notice, unless an earlier time shall have been mutually agreed upon. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash, in shares of common stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of common stock, the holder of the SAR shall receive that number of whole shares of common stock having an aggregate fair market value on the date of exercise equal to the value obtained by multiplying the difference between the fair market value of a share of common stock on the date of exercise over the SAR price as set forth in such SAR (or other value specified in the agreement granting the SAR), by the number of shares of common stock as to which the SAR is being exercised, with a cash settlement to be made for any fractional shares of common stock. The SAR price for any share of common stock subject to a SAR may be equal to or greater than the fair market value of such share on the date of grant. The ViralClear Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted.

Restricted Stock. Restricted stock consists of shares of our common stock that may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period, as specified by the ViralClear Committee in the applicable award agreement. The ViralClear Committee may, in its sole discretion, remove any or all of the restrictions on such restricted stock. The ViralClear Committee will set forth in the award agreement: the number of shares of common stock awarded; the price, if any, to be paid by the participant for such restricted stock and the method of payment of the price; the time or times within which such award may be subject to forfeiture; specified performance goals of ViralClear, a subsidiary, any division thereof or any group of employees of ViralClear, or other criteria, which the ViralClear Committee determines must be met in order to remove any restrictions (including vesting) on such award; and all other terms, limitations, restrictions, and conditions applicable to the restricted stock.

Restricted Stock Units. Restricted stock units are the right to receive shares of common stock, cash, or a combination thereof at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the ViralClear Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restricted stock units shall be subject to such restrictions as the ViralClear Committee determines, including, without limitation, a prohibition against sale, assignment, transfer, pledge, hypothecation, or other encumbrance for a specified period of time or a requirement that the holder forfeit (or in the case of shares of common stock or units sold to the participant, resell to ViralClear at cost) such shares or units in the event of termination of employment or service during the applicable period of restriction.

Vesting, Forfeiture, Assignment. The ViralClear Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the ViralClear Plan. If the ViralClear Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the ViralClear Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The ViralClear Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the ViralClear Committee determines. Except as otherwise provided in the particular award agreement, upon termination of service during the applicable restriction period, nonvested shares of restricted stock shall be forfeited by the participant.

Incentive stock options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant or the participant’s legally authorized representative, and each award agreement in respect of an incentive stock option shall so provide, except that the ViralClear Committee may waive or modify such limitation that is not required for compliance with Section 422 of the Code. Other awards granted under the ViralClear Plan generally may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the ViralClear Committee may, in its discretion, authorize all or a portion of a nonqualified stock option or SAR to be granted to a participant on terms which permit transfer by such participant to the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); a trust or trusts for the exclusive benefit of such Immediate Family Members; a partnership in which the only partners are such Immediate Family Members and/or entities which are controlled by the participant and/or Immediate Family Members; an entity exempt from federal income tax pursuant to Section 50I)(3) of the Code or any successor provision; or a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that there shall be no consideration for any such transfer; the award agreement pursuant to which such nonqualified stock option or SAR is granted must be approved by the ViralClear Committee and must expressly provide for transferability in a manner consistent with the ViralClear Plan; and subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution. Following any transfer, any such nonqualified stock option and SAR shall continue to be subject to the same terms and conditions as were applicable to such award immediately prior to transfer. The events of termination of service shall continue to be applied with respect to the original participant, following which the nonqualified stock options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the applicable award agreement. The ViralClear Committee and ViralClear shall have no obligation to inform any transferee of a nonqualified stock option or SAR of any expiration, termination, lapse, or acceleration of such stock option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any common stock issuable or issued under a nonqualified stock option or SAR that has been transferred by a participant under the ViralClear Plan.

Capital Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of common stock or other securities of ViralClear, issuance of warrants or other rights to purchase common stock or other securities of ViralClear, or other similar corporate transaction or event affects the fair value of an award, then the ViralClear Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; the number of shares and type of common stock (or other securities or property) subject to outstanding awards; the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation; the option price of each outstanding award; the amount, if any, ViralClear pays for forfeited shares of common stock; and the number of or SAR price of shares of common stock then subject to outstanding SARs previously granted and unexercised under the ViralClear Plan, to the end that the same proportion of ViralClear’s issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate SAR price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the ViralClear Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code, and such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which ViralClear is subject.

Amendment or Discontinuance of the ViralClear Plan. The ViralClear Board may at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the ViralClear Plan in whole or in part, except that we will obtain stockholder approval of any ViralClear Plan amendment to the extent necessary and desirable to comply with the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which our common stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the ViralClear Plan. Any amendments made shall, to the extent deemed necessary or advisable by the ViralClear Committee, be applicable to any outstanding awards theretofore granted under the ViralClear Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the ViralClear Plan, the holder of any award outstanding under the ViralClear Plan shall, upon request of the ViralClear Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the ViralClear Committee to any award agreement relating thereto. Notwithstanding anything contained in the ViralClear Plan to the contrary, unless required by law, no action contemplated or permitted by the ViralClear Board or ViralClear Committee for the alteration, amendment, revision, suspension, or termination of the ViralClear Plan shall adversely affect any rights of participants or obligations of ViralClear to participants with respect to any award theretofore granted under the ViralClear Plan without the consent of the affected participant.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2022, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (I (c)
Equity compensation plans approved by security holders (1)	4,045,484	$3.49	-
Equity compensation plans not approved by security holders (2)	25,000	$1.50	2,650,071
Total	4,070,484	$3.48	2,650,071

(1) Represents shares available for issuance under the 2023 Plan.

(2) Represents shares available for issuance under the ViralClear Plan.

PAY VERSUS PERFORMANCE

The following table sets forth compensation information for our principal executive officer (“PEO”), and our other named executive officers (“NEOs”), for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income
2022	$1,671,697	$1,671,697	$723,444	$657,748	$11.29	$(27,271,000)
2021	$2,355,014	$2,355,014	$1,209,500	$1,209,500	$55.93	$(31,926,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for our PEO, Kenneth L. Londoner, in the Summary Compensation Table for fiscal years 2022 and 2021.
(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Londoner during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.

(3)

The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO, namely Steve Chaussy for fiscal years 2022 and 2021 and John Sieckhaus for fiscal year 2022. Mr. Chaussy served as the Company’s Chief Financial Officer from January 1, 2018 to February 6, 2023. Mr. Sieckhaus has served as the Company’s Chief Operating Officer since March 21, 2022.

(4)

The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.

(5)

Assumes an investment of $100 for the period starting on December 31, 2020 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on Nasdaq, as applicable, on the following trading days were: (i) $4.13 on December 31, 2020; (ii) $2.31 on December 31, 2021; and (iii) $0.42 on December 30, 2022.

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2022	$1,671,697	$(504,000)	$0	$0	$504,000	$0	$1,671,697
2021	$2,355,014	$(1,316,633)	$0	$0	$1,316,633	$0	$2,355,014

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity Awards for Non- PEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEOs
2022	$723,444	$(318,931)	$92,235	$0	$161,000	$0	$657,748
2021	$1,209,500	$(598,500)	$0	$0	$598,500	$0	$1,209,500

(1)	Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table.

Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between “compensation actually paid” to our PEO, the average of “compensation actually paid” to our NEOs, other than our PEO, and our net income (loss) during the two most recently completed fiscal years.

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between “compensation actually paid” to our PEO, the average of “compensation actually paid” to our NEOs, other than our PEO, and our cumulative Total Shareholder Return over the two most recently completed fiscal years.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP (“Marcum”) is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2022, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Marcum matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Marcum to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Marcum is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in BioSig’s Annual Report on Form 10-K for fiscal year 2022, for filing with the SEC.

AUDIT COMMITTEE

David Weild IV, Chairman

Patrick J. Gallagher

James L. Klein

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Dismissal of Friedman LLP and Appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm

Based on information provided by Friedman LLP (“Friedman”), the independent registered public accounting firm of BioSig Technologies, Inc. (the “Company”), effective September 1, 2022, Friedman combined with Marcum and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum. Friedman continued to serve as the Company’s independent registered public accounting firm through September 7, 2022. On September 7, 2022, Friedman was dismissed and Marcum was engaged to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2022, effective immediately. The services previously provided by Friedman were then provided by Marcum.

Friedman’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Friedman’s report dated March 31, 2022 contained an explanatory paragraph stating there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through September 7, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman with a copy of the above disclosures and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Friedman’s letter dated September 9, 2022 was attached as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company on September 9, 2022.

On September 7, 2022, the Company engaged Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately. During the fiscal years ended December 31, 2021 and 2020 and through September 7, 2022, neither the Company nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Fees to Independent Registered Public Accounting Firms

The following is a summary of the fees billed to us by Marcum and Friedman for professional services rendered in the years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees	$140,700	$132,350
Audit-Related Fees	86,600	25,200
Tax Fees	-	21,750
Total Fees	$227,300	$179,300

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

Pre-Approval Policies and Procedures

Our audit committee pre-approves all auditing services and all permitted non-auditing services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-auditing services, provided that decisions of such subcommittee to grant pre-approval is presented to the full audit committee at its next scheduled hearing.

PROPOSAL 2: APPROVAL OF A REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Certificate of Incorporation, as amended to date, currently authorizes the Company to issue a total of 201,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share.

On October 4, 2023 subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-10, including shares held by the Company as treasury shares, with the exact exchange ratio and timing to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Annex A to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “BGSM.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

On September 6, 2023, we received a letter from the Listing Qualifications Department of Nasdaq indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business days between July 25, 2023, to September 5, 2023, we did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that we will be provided with a compliance period of 180 calendar days, or until March 4, 2024 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period. In the event we do not regain compliance by the end of the Compliance Period, we may be eligible for additional time to regain compliance. To qualify, we will be required to meet the continued listing requirement for the market value of our publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split if necessary. If we meet these requirements, we may be granted an additional 180 calendar days to regain compliance. However, if it appears to Nasdaq that we will be unable to cure the deficiency, or if we are not otherwise eligible for the additional cure period, Nasdaq will provide notice that our Common Stock will be subject to delisting.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-50.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the six-month anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the six-month anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on shares of our Common Stock outstanding as of the date hereof, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%	40,555,322
3:1	66.67%	27,036,881
4:1	75%	20,277,661
5:1	80%	16,222,129
6:1	83.33%	13,518,441
7:1	85.71%	11,587,235
8:1	87.5%	10,138,831
9:1	88.89%	9,012,294
10:1	90%	8,111,065

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Each share of the Series C Preferred Stock is entitled to a nine percent (9%) annual dividend on the $1,000 per share sated value. The shares of the Series C Preferred Stock rank senior to the rights of the common stock and all other securities exercisable or convertible into shares of common stock. Any holder of Series C Preferred Stock is entitled at any time to convert any whole or partial number of shares of Series C Preferred Stock into shares of our common stock at a price of $3.75 per share, subject to a beneficial ownership limitation. The holders of the Series C Preferred Stock vote together with the holders of our common stock on an as-converted basis but may not vote the Series C Preferred Stock in excess of the beneficial ownership limitation of the Series C Preferred Stock. The beneficial ownership limitation is 4.99% of our then outstanding shares of common stock following such conversion or exercise, which may be increased to up to 9.99% of our then outstanding shares of common stock following such conversion or exercise upon the request of an individual holder. The beneficial ownership limitation is determined on an individual holder basis, such that the as-converted number of shares of one holder is not included in the shares outstanding when calculating the limitation for a different holder. In addition, absent the approval of holders representing at least 67% of the outstanding shares of the Series C Preferred Stock, we may not (i) increase the number of authorized shares of preferred stock, (ii) amend our charter documents, including the terms of the Series C Preferred Stock, in any manner adverse to the holders of the Series C Preferred Stock, including authorizing or creating any class of stock ranking senior to, or otherwise pari passu with, the shares of Series C Preferred Stock as to dividends, redemption or distribution of assets upon a liquidation.

We are currently authorized to issue a maximum of 200,000,000 shares of our Common Stock. As of the Record Date, there were shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2023 Plan (as defined below), our Board will proportionately reduce such reserve in accordance with the terms of the 2023 Plan. As of the Record Date, there were shares of Common Stock reserved for issuance under the 2023 Plan, of which remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between shares of Common Stock, of which between approximately shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under, the 2023 Plan, will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.

As of the Record Date, there are warrants to purchase Common Stock outstanding, representing shares of Common Stock at a weighted average exercise price of $ per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will be sent to you by email upon request after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you can send an email to our transfer agent at info@stctransfer.com to receive instructions for exchanging your old certificate for a new certificate reflecting the Company’s new Cusip number and post-split number of shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Code, current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) should equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

As noted above, we will not issue fractional shares of New Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of New Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of New Common Stock to round up to the next whole post-Reverse Stock Split share of New Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of New Common Stock is not clear.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Reverse Stock Split Proposal (Proposal 2) will require votes cast for such proposal to exceed the votes cast against such proposal at the Annual Meeting by the stockholders entitled to vote thereon. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends that you vote “FOR” the approval of the Reverse Stock Split Proposal (Proposal 2).

PROPOSAL 3: APPROVAL OF THE FIRST AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of an amendment to the 2023 Plan, which was adopted by our Board on October 4, 2023, subject to stockholder approval (the “First Amendment”). The 2023 Plan was originally approved by our Board on December 27, 2022 (the “Effective Date”), and by our stockholders on February 7, 2023. Under the 2023 Plan as originally adopted, we reserved 5,265,945 shares of our Common Stock, plus shares underlying any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or the 2012 Plan that were outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us, subject to adjustment in certain circumstances to prevent dilution or enlargement. As of October 31, 2023, there were shares remaining available for future issuance of awards under the 2023 Plan. The First Amendment would increase the total number of shares of Common Stock reserved for issuance pursuant to awards under the 2023 Plan by an additional 3,500,000 shares, to a total of 8,765,945 shares of our Common Stock. As of October 31, 2023, there were 626,099 shares remaining available for future issuance of awards under the 2023 Plan, and the number of shares issuable upon exercise of outstanding options and underlying restricted stock awards granted under the 2023 Plan was 1,587,000.

We believe that operation of the 2023 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, consultants, and directors; and to promote the success of our business. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2023 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2023 Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board that the First Amendment is in the best interest of the Company and its stockholders. We believe that the First Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the 2023 Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the First Amendment and the 2023 Plan are included as Annex B and Annex C, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the Plan Amendment Proposal.

Summary of the Proposed First Amendment

Our Board adopted the First Amendment on October 4, 2023, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the 2023 Plan by an additional 3,500,000 shares, to a total of 8,765,945 shares of Common Stock.

Description of the 2023 Plan

Purpose. The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our Common Stock, or other consideration, or any combination thereof. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2023 Plan was approved by our Board on December 27, 2022 (the “Effective Date”) and approved by our stockholders at a special meeting held on February 7, 2023. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. No award may be granted under the 2023 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our Common Stock that may be delivered pursuant to awards under the 2023 Plan is currently 5,265,945 shares, plus any Prior Plan Awards (as defined below), subject to adjustment in certain circumstances to prevent dilution or enlargement as described below. All of the shares available for issuance as an award under the 2023 Plan may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or 2012 Plan that are outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us.

Shares to be issued under the 2023 Plan may be made available from authorized but unissued shares of our Common Stock, Common Stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2023 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2023 Plan. Shares underlying awards granted under the 2023 Plan that expire or are forfeited, or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by in the 2023 Plan. If previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2023 Plan, the number of shares of Common Stock available for future awards under the 2023 Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the stock option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2023 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2023 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to the us or shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant as incentive stock options under the 2023 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. Under the terms of the 2023 Plan, the 2023 Plan will be administered by our Board or such committee of the Board as is designated by the Board to administer the 2023 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, shall consist entirely of two or more “outside directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2023 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2023 Plan; establish and revise rules and regulations relating to the 2023 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2023 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2023 Plan.

Eligibility. The 2023 Plan provides for awards to the outside directors, officers, employees, and contractors of the Company and our subsidiaries. As of the date of this Proxy Statement, there were 47 employees, 6 directors, and approximately 15 consultants eligible to participate in the 2023 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2023 Plan.

Stock Options. Subject to the terms and provisions of the 2023 Plan, options to purchase shares of our Common Stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2023 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our Common Stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our Common Stock on the date of grant. All stock options granted under the 2023 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our Common Stock in the recipient’s name.

Stock Appreciation Rights. The 2023 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our Common Stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our Common Stock on the date of grant.

Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our Common Stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee.

Restricted Stock. The 2023 Plan provides for the award of shares of our Common Stock that are subject to forfeiture and restrictions on transferability as set forth in the 2023 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may, if provided in the applicable award agreement, be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2023 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our Common Stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2023 Plan prior to their vesting. Restricted stock units will be settled in shares of our Common Stock, in an amount based on the fair market value of our Common Stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then, if provided in the applicable award agreement, such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional Common Stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or Common Stock.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. The 2023 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2023 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2023 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2023 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2023 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2023 Plan, which is attached as Annex C to this Proxy Statement.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our Common Stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our Common Stock or other securities, issuance of warrants or other rights to purchase shares of our Common Stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2023 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2023 Plan, to the extent that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2023 Plan. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2023 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Plan and any awards under the 2023 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our Common Stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the approval of the 2023 Plan; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the 2023 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2023 Plan without the consent of the affected participant.

Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2023 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Plan.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2023 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized as to such other awards.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2023 Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act, if applicable. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries) will have the right to require, as a condition to delivery of any certificate for shares of our Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may, if we consent, withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and taxes withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2023 Plan.

Effect of the Reverse Stock Split on the Plan Amendment

If the First Amendment is approved by our stockholders at the Annual Meeting, the First Amendment will become effective immediately upon approval. If the Reverse Stock Split is effected at a subsequent time, the number of shares reserved under the 2023 Plan will be proportionately reduced pursuant to Article 11 of the 2023 Plan at the effective time of the Reverse Stock Split.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the Plan Amendment Proposal.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2023 Plan pursuant to the First Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $0.46 per share based on the closing price of our Common Stock on November 2, 2023.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 3) will require a majority of the total votes cast on such proposal at the Annual Meeting.

The Board recommends that a vote FOR approval of the Plan Amendment Proposal.

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OURINDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee of the Board has selected Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Marcum as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Marcum are not expected to be present and available to respond to appropriate questions at the Annual Meeting.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Auditor Ratification Proposal (Proposal 4) will require the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal at the Annual Meeting. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR the Auditor Ratification Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2024 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than July 6, 2024, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 55 Greens Farms Road, Westport, Connecticut 06880, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2024 Annual Meeting of Stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 55 Greens Farms Road, Westport, Connecticut 06880 no earlier than August 20, 2024 and no later than the close of business on September 19, 2024. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 19, 2024 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

A copy of our 2022 Annual Report on Form 10-K, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to BioSig Technologies, Inc., Attention: Investor Relations, 55 Greens Farms Road, Westport, Connecticut 06880.

Annex A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BIOSIG TECHNOLOGIES, INC.

BioSig Technologies, Inc., (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on April 21, 2011.

2.	The Amended and Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on February 6, 2013 (the “Certificate of Incorporation”).

3.

The Certificate of Incorporation was further amended by Certificates of Amendment of Restated Certificate of Incorporation of BioSig Technologies, Inc., filed with the Secretary of State of Delaware on February 6, 2013, March 12, 2013, October 18, 2013, March 27, 2014, August 14, 2014, November 18, 2016, and September 10, 2018.

4.

Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

5.

Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

6.	The Certificate of Incorporation is hereby amended by revising Article IV to include a new paragraph as follows:

“Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s Common Stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [•] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

7.

Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

8.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, BioSig Technologies, Inc., has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

BIOSIG TECHNOLOGIES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

Annex B

FIRST AMENDMENT TO THE

BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of [ ], 2023, is made and entered into by BioSig Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board may amend the Plan at any time and from time to time; and

WHEREAS, the Board desires to amend the Plan, to increase the number of shares of Common Stock that may be delivered pursuant to awards under the Plan by an additional three million five hundred thousand shares (3,500,000).

NOW, THEREFORE, in accordance with Article 9 of the Plan the Company hereby amends the Plan as follows:

1.    Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1    Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 8,765,945 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2.    Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

B-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

BIOSIG TECHNOLOGIES, INC.

By:

Name:

Title:

B-2

Annex C

BIOSIG TECHNOLOGIES, INC.
2023 LONG-TERM INCENTIVE PLAN

The BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of BioSig Technologies, Inc., a Delaware corporation (the “Company”), effective as of February 7, 2023 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, Performance Goals, and Tandem Awards whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the Common Stock of the Company that, together with the Common Stock held by such Person, constitutes more than 50% of the total voting power of the Common Stock of the Company, except that any change in the ownership of the Common Stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(b) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.7, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of Common Stock, or similar business transaction with the Company. Notwithstanding the foregoing provisions of this Section 2.7, (i) a Change in Control shall not be deemed to occur solely as a result of a transaction, the sole purpose of which is to change the jurisdiction of the Company’s incorporation; (ii) a Change in Control shall not be deemed to occur solely as a result the issuance of shares of Common Stock in exchange for equity of one or more of the Company’s Subsidiaries or if the sole purpose of the transaction is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction; and (iii) if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the Company’s common stock, $0.001 par value per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means BioSig Technologies, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is defined in Section 8.3(b) hereof.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.22 “Immediate Family Members” is defined in Section 15.8 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 “Plan” means this BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, as amended from time to time.

2.34 “Prior Plans” means the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan and the BioSig Technologies, Inc. 2012 Equity Incentive Plan.

2.35 “Prior Plan Awards” means any Common Stock subject to options, restricted stock, restricted stock units or stock appreciation rights that are outstanding under the Prior Plans as of the Effective Date and that expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such options, restricted stock, restricted stock units, or stock appreciation rights, that are forfeited, or that are repurchased by the Company.

2.36 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.42 “Spread” is defined in Section 12.4(b) hereof.

2.43 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.45 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.46 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself or herself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee,

Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 5,265,945 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the Option Price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the

Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates, if any are issued pursuant to this Section 6.4, for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (A) the Company shall be obligated to, or (B) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its Option Price or SAR Price, (b) canceling a Stock Option or SAR at a time when its Option Price or SAR Price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an

Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the

Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10.
TERM

The Plan shall be effective as of the Effective Date, and, unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or Stock Appreciation Right to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or Stock Appreciation Right is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Option or Stock Appreciation Right shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Award that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Westport, CT. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Westport, CT.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 7, 2023, by its Chief Executive Officer pursuant to prior action taken by the Board.

BIOSIG TECHNOLOGIES, INC.

By: /s/ Kenneth L. Londoner

Name: Kenneth L. Londoner

Title: Chief Executive Officer

BioSig technologies

BIOSIG TECHNOLOGIES, INC.
55 GREENS FARMS ROAD
WESTPORT, CT 06880

SCAN TO VIEW MATERIALS & VOTE

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V24816-P99846 KEEP THIS PORTION FOR YOUR RECORDS

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BIOSIG TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of seven directors to serve as directors on our Board of Directors (the "Board") until our 2024 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kenneth L. Londoner
02) David Weild, IV
03) Patrick J. Gallagher
04) Donald E. Foley
05) James J. Barry
06) Frederick D. Hrkac
07) James L. Klein

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V24817-P99846

BIOSIG TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 18, 2023 10:00 a.m., ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Kenneth L. Londoner and Steve Chaussy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of BIOSIG TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., ET on December 18, 2023, at the Company's headquarters at 55 Greens Farms Road, Westport, CT 06880 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side